Investor Update 2011 Q3 October 27, 2011 Exhibit 99.2

Safe Harbor for Forward-Looking Statements
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K and Quarterly Report on
Form 10-Q filed with the Securities and Exchange Commission. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements.

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

2011 Full Year and Q4 Guidance
before net interest expense, income taxes, depreciation, amortization and certain other non-cash charges including the write-off from early retirement of debt, and share-based expenses from continuing operations.
** Free cash flow from continuing operations is defined as net cash provided by operating activities from continuing operations after cash paid for capital expenditures from continuing operations.
2011 Full Year –
Revenue by Segment (in millions)
redbox $1,535 – $1,545
Coin $275 – $285
New Ventures $0 – $5
Total $1,810 – $1,835
2011 Full Year – Other
Adjusted EBITDA from continuing
operations* (in millions)
$351 – $358
EPS from continuing operations $3.15 – $3.25
Average Diluted Shares Outstanding
(in millions)
32.0 – 32.1
Estimated Effective Tax Rate 39%
Free Cash Flow from continuing
operations**  (in millions)
$135 – $150
2011 Q4 Guidance
Revenue (in millions)
$485 – $510
Adjusted EBITDA from continuing
operations* (in millions)
$81 – $88
EPS from continuing operations $0.57 – $0.67
2011 Full Year Capital Expenditures
from Continuing Operations (in millions)
redbox $110 – $115
Coin – New $20 – $22
Coin – Maintenance $12 – $14
Corporate/Other $38 – $43
Total $180 – $194
2011 Full Year – Installations, net
redbox Kiosks 5,000 – 5,500
Coin Kiosks 1,200 – 1,250
As of October 27, 2011
* Adjusted EBITDA from continuing operations is defined as earnings

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Consolidated Revenue
As of September 30, 2011
* Guidance as of October 27, 2011
$1,810 to $1,835*
Revenue
Q3 YTD
(in millions)
$261
$650
$1,033
$1,436
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2007 2008 2009 2010 2011P
$1,325

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Business Segment Information
As of September 30, 2011
* From acquisition date
redbox *
Q1 Q2 Q3 Q4 YTD
2011 362,344 $  363,862 $  389,801 $  --- 1,116,007 $
2010 263,078 $  271,869 $  305,365 $  319,397 $  1,159,709 $
2009 154,697 $  188,909 $  198,064 $  231,760 $  773,430 $
2008 60,513 $    89,956 $    104,192 $  133,792 $  388,453 $
2007 2,602 $      3,063 $      1,649 $      2,218 $      9,532 $
Coin
Q1 Q2 Q3 Q4 YTD
2011 20,609 $    26,800 $    27,879 $    --- 75,288 $
2010 15,020 $    28,043 $    27,872 $    25,380 $    96,315 $
2009 22,391 $    26,016 $    27,254 $    26,949 $    102,610 $
Coin
Q1 Q2 Q3 Q4 YTD
2011 61,363 $    71,065 $    75,506 $    --- 207,934 $
2010 59,918 $    70,362 $    74,669 $    71,033 $    275,982 $
2009 57,876 $    64,741 $    69,501 $    66,398 $    258,516 $
2008 59,329 $    64,585 $    71,104 $    66,608 $    261,626 $
2007 54,915 $    62,523 $    67,513 $    66,363 $    251,314 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 365 $          301 $          310 $          --- 976 $
2010 126 $          125 $          153 $          326 $          730 $
2009 180 $          194 $          160 $          143 $          677 $
redbox *
Q1 Q2 Q3 Q4 YTD
2011 50,821 $    74,017 $    83,499 $    --- 208,337 $
2010 46,301 $    37,167 $    53,648 $    53,736 $    190,852 $
2009 20,850 $    24,568 $    26,684 $    29,469 $    101,571 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 (2,555) $     (4,767) $     (4,425) $     --- (11,747) $
2010 (1,488) $     (1,927) $     (2,248) $     (2,560) $     (8,223) $
2009 (154) $        (641) $        (669) $        (617) $        (2,081) $
Revenue Operating Profit
(in thousands) (in thousands)

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Business Segment Information
As of September 30, 2011
Coin
Q1 Q2 Q3 Q4 YTD
2011 7,371 $      7,451 $      7,924 $      --- 22,746 $
2010 7,059 $      7,562 $      7,468 $      7,632 $      29,721 $
2009 6,741 $      7,177 $      7,081 $      7,008 $      28,007 $
redbox *
Q1 Q2 Q3 Q4 YTD
2011 27,098 $    27,360 $    30,910 $    --- 85,368 $
2010 22,121 $    23,866 $    23,955 $    23,503 $    93,445 $
2009 13,169 $    14,725 $    15,527 $    17,267 $    60,688 $
New Ventures
Q1 Q2 Q3 Q4 YTD
2011 175 $          679 $          5 $              --- 859 $
2010 3,500 $      184 $          (41) $           183 $          3,826 $
2009 240 $          273 $          367 $          406 $          1,286 $
Depreciation, Amortization and Other
(in thousands)
* From acquisition date

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Installations and Same Store Sales
As of
September 30, 2011
redbox Kiosks (rounded)
Q1 Q2 Q3 Q4
2011 31,800       33,300       34,400       ---
2010 24,800       26,900       28,500       30,200
2009 15,400       17,900       20,600       22,400
2008 7,900          9,600          11,800       13,700
2007 3,000          4,300          5,700          7,000
Coin Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2011 5.3% 1.8% 1.0% ---
2010 0.5% 7.9% 7.9% 10.0%
2009 -5.0% -4.3% -5.4% -5.1%
Coin Kiosks (rounded)
Q1 Q2 Q3 Q4
2011 18,800       18,900       19,500       ---
2010 19,100       19,000       18,900       18,900
2009 18,400       18,400       18,800       19,200
2008 15,500       16,500       17,500       18,400
2007 13,800       14,200       14,500       15,400
redbox Kiosk Same Store Sales
Q1 Q2 Q3 Q4
2011 15.3% 16.6% 13.0% ---
2010 21.0% 3.5% 17.2% 12.5%
2009 35.0% 33.0% 26.3% 21.0%
redbox
Coin

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Other Information
As of September 30, 2011
redbox Gross Margin
Q1 Q2 Q3 Q4 YTD
2011 53.1% 58.4% 59.1% --- 56.9%
2010 59.0% 56.4% 59.7% 54.4% 57.3%
2009 59.6% 57.4% 58.1% 54.0% 57.0%
2008 65.2% 63.0% 62.5% 62.2% 62.9%
Q1 Q2 Q3 Q4 YTD
2011 38,472 $    49,405 $    46,902 $    --- 134,779 $
2010 31,517 $    52,822 $    48,135 $    38,373 $    170,847 $
2009 34,987 $    38,288 $    28,647 $    46,545 $    148,467 $
2008 28,182 $    34,653 $    47,692 $    33,525 $    144,052 $
2007 7,495 $      11,926 $    15,375 $    15,047 $    49,843 $
Consolidated Capital Expenditures* (in thousands)
* For continuing operations

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Top 5 Customers by Revenue
* All Walmart related companies, including Sam’s Club and ASDA
As of September 30, 2011
•
Walgreens
•
Walmart*
•
Kroger
•
7- Eleven
•
McDonald’s
•
Walmart*
•
Kroger
•
Supervalu
•
Delhaize
•
Ahold
•
Walmart*
•
Walgreens
•
Kroger
•
7-Eleven
•
Supervalu
redbox Coin Consolidated